National Collegiate Student Loan Trust 2005-3

Closing Date: October 12, 2005
Monthly Distribution Report

Collection Period	12/01/05	to	12/31/05
Monthly Distribution Date	01/25/06
Volume 2

I	Asset and Liability Summary

A.		Student Loan Portfolio	11/30/05	Change	12/31/05
	1	Student Loan Principal	$1,242,849,573.62	$ (2,233,606.32)	$ 1,240,615,967.30
	2	Student Loan Accrued Interest + Accrued Late Fees	$ 25,681,158.22	$ 6,174,153.24	$31,855,311.46
	3	Pool Balance	$1,268,530,731.84	$3,940,546.92	$ 1,272,471,278.76

			11/30/05	Change	12/31/05
	4	Weighted Average Coupon (WAC)	8.06%	-0.24%	7.82%
	5	Weighted Average Maturity (WAM)	265.7 Months	-1.1 Months	264.6 Months
	6	Number of Loans	102,962	-150	102,812
	7	Number of Borrowers	94,344	-143	94,201

B.		Trust Accounts and TERI Pledge Fund (at market value)	11/30/05	Change	12/31/05

	1	Collection Account + Collections Receivable Account	$ 11,497,105.29	$ (5,667,504.16)	$ 5,829,601.13
	2	Pre-Funding Account	$ 226,890.16	$ (226,262.45)	$627.71
	3	Reserve Account (a)	$317,793,605.74	$ (9,780,565.12)	$ 308,013,040.62

	3	Total Trust Accounts	$329,517,601.19	$ (15,674,331.73)	$ 313,843,269.46

	4	TERI Pledge Fund	$ 67,665,941.62	$ (144,952.78)	$67,520,988.84

	5	Total Trust Accounts and TERI Pledge Fund	$397,183,542.81	$ (15,819,284.51)	$ 381,364,258.30

	6	Pool Balance + Trust Accounts	$1,598,048,333.03	$ (11,733,784.81)	$ 1,586,314,548.22

	7	Pool Balance + Trust Accounts + TERI Pledge Fund	$1,665,714,274.65	$ (11,878,737.59)	$ 1,653,835,537.06

	8	Has a Specified Reserve Account Balance date occurred?No - first date is November 2006
	9	Has Prepayment Penalty occurred on Class A-5 Notes? No

	10	Has there been an Applicable Note Margin adjustment? No - first change is November 2009
	11	Is the Note Parity Ratio less than 101%?Yes
	12	Has a Subordinate Note Interest Trigger occurred? No - first measurement date is October 1, 2006
	13	Has a Subordinate Note Principal Trigger occurred (Cumulative Gross Default Rate greater than 10%)?No

	(a)	Reserve Account Balance after 1/26 Monthly Distribution Date will be			$306,251,070.47

C.		Securities	Cusip	Index	Spread	11/30/05	Change	12/31/05	Change	01/25/06	% of Securities
	1	Class A-1	63543TAA6	1M LIBOR	0.07%	$213,375,000.00	$-	$ 213,375,000.00	$-	$ 213,375,000.00	12.73%
	2	Class A-2	63543TAB4	1M LIBOR	0.20%	$415,110,000.00	$-	$ 415,110,000.00	$-	$ 415,110,000.00	24.76%
	3	Class A-3	63543TAC2	1M LIBOR	0.24%	$302,434,000.00	$-	$ 302,434,000.00	$-	$ 302,434,000.00	18.04%
	4	Class A-4	63543TAD0	1M LIBOR	0.28%	$137,008,000.00	$-	$ 137,008,000.00	$-	$ 137,008,000.00	8.17%
	5	Class A-5 (b)	63543TAE8 & AF5	1M LIBOR	0.38%	$441,213,000.00	$-	$ 441,213,000.00	$-	$ 441,213,000.00	26.32%
	6	Class A-IO-1	63543TAG3	Fixed	4.80%	(c)	$-	(c)	$-	(c)	0.00%
	7	Class A-IO-2	63543TAH1	Fixed	4.80%	(d)	$-	(d)	$-	(d)	0.00%
	8	Class B (a)	63543TAJ7	1M LIBOR	0.50%	$ 83,000,000.00	$-	$ 83,000,000.00	$-	$83,000,000.00	4.95%
	9	Class C (a)	63543TAK4	1M LIBOR	0.71%	$ 84,500,000.00	$-	$ 84,500,000.00	$-	$84,500,000.00	5.04%
	10	Total Securities				$1,676,640,000.00	$-	$ 1,676,640,000.00	$-	$ 1,676,640,000.00	100.00%

(a)

The Stepdown Date is the November 2011 Distribution Date. At the Stepdown Date principal payments made on the Class B and Class C Securities may begin to be paid pro-rata with the Class A Securities. See the prospectus for complete information concerning the Stepdown Date.

(b)	Class A-5 Securities include Class A-5-1 and A-5-2
(c)	The initial notional amount, in effect thru the November 2009 Distribution Date, equals $440,948,000.
(d)	The initial notional amount, in effect thru the November 2009 Distribution Date, equals $265,000.

National Collegiate Student Loan Trust 2005-3

II	Transactions and Accruals		From 12/1/05 to 12/31/05

A.		Student Loan Cash Principal Activity
	1	Principal Payments Received	$(2,247,055.23)
	2	Principal Claims from Guarantor	$(85,586.61)
	3	Repurchased Principal	$-
	4	New Loan Additions
	5	Other Adjustments (cancellations, consolidations and other)	$(647,806.27)
	6	Total Principal Collections	$(2,980,448.11)

B.		Student Loan Non-Cash Principal Activity
	1	Capitalized Interest	$668,884.06
	2	Realized Losses
	3	New Loan Additions	$74,541.10
	4	Other Adjustments	$3,416.63
	5	Total Non-Cash Principal Activity	$746,841.79

C.		Total Student Loan Principal Activity (II.A.6 + II.B.5)	$(2,233,606.32)

D.		Student Loan Cash Interest & Fees Activity
	1	Interest Payments Received	$(1,273,983.21)
	2	Interest Claims from Guarantor	$(2,356.24)
	3	Repurchased Interest	$-
	4	New Loan Additions	$-
	5	Late Fees	(708.61)
	6	Other Adjustments (cancellations, consolidations and other)	$(113.07)
	7	Total Interest Collections	$(1,277,161.13)

E.		Student Loan Non-Cash Interest & Fees Activity
	1	Interest Accruals	8,246,673.28
	2	Capitalized Interest	$(668,884.06)
	3	Realized Losses	-
	4	Other Adjustments	$(127,844.40)
	5	Non-Cash Late Fees	$1,369.55
	6	Total Non-Cash Interest Activity	$7,451,314.37

F.		Total Student Loan Interest & Fees Activity (II.D.7 + II.E.6)	$6,174,153.24

National Collegiate Student Loan Trust 2005-3

III	Collection Account Activity				From 12/1/05 to 12/31/05

A.		Collection Account
	1	Collections by Servicers			$ 4,168,957.78
	2	Claim Payments from Guarantor			$87,942.85
	3	Liquidation Proceeds and Recoveries			$ -
	4	Sale Proceeds			$ -
	5	Investment Earnings on Trust Accounts			$ 1,132,278.84
	6	Excess of Specified Reserve Account Balance			$ -
	7	Other Receipts (Late Fees and Other)			$ 708.61
	8	Prior Month Allocation			$ 201,473.86
	9	Opening Balance and Post Sale Settlement			$ 498,202.82
	10	Total Available Funds			$ 6,089,564.76

B.		Allocations thru 12/31/05 with Payments and Distributions for 1/25/06	Total Available	Remaining	Reserve
			Funds	Funds	Transfer
			$ 6,089,564.76	$ 6,089,564.76
	1	Payment of Trust Expenses, Servicer, Administrator, Paying Agent and Back-up Administrator
		(a) Payment of Trust Expenses	$ -	$ 6,089,564.76	$ -
		(b) Payment of Servicing Fees	$ 162,250.79	$ 5,927,313.97	$ -
		(c) Payment of Administration Fees & Expenses	$57,487.91	$ 5,869,826.06	$ -
		(d) Payment to Irish Paying Agent	$ -	$ 5,869,826.06	$ -
		(e) Payment of Back-up Administration Fees	$ 1,000.00	$ 5,868,826.06	$ -
	2	Allocation of Trust Expenses, Servicer, Administrator, Paying Agent and Back-up Administrator
		(a) Allocation of Trust Expenses		$ 5,868,826.06	$ -
		(b) Allocation of Servicing Fees	$ 162,250.79	$ 5,706,575.27	$ -
		(c) Allocation of Administration Fees & Expenses		$ 5,706,575.27	$ -
		(d) Allocation to Irish Paying Agent		$ 5,706,575.27	$ -
		(e) Allocation of Back-up Administration Fees		$ 5,706,575.27	$ -
	3	Payment to TERI Pledge Fund, additional Guaranty Fees		$ 5,706,575.27	$ -
	4	Allocation to TERI Pledge Fund, additional Guaranty Fees	$93,176.76	$ 5,613,398.51	$ -
	5	Payment of Interest Distribution Amount to Class A Securities:
		(a) Class A-1	$ 764,675.25	$ 4,848,723.26	$ -
		(b) Class A-2	$ 1,531,107.29	$ 3,317,615.97	$ -
		(c) Class A-3	$ 1,125,254.00	$ 2,192,361.97	$ -
		(d) Class A-4	$ 514,174.85	$ 1,678,187.12	$ -
		(e) Class A-5	$ 1,691,362.48	$ -	$13,175.36
		(f) Class A-IO-1 *	$ 1,704,998.93	$ -	$ 1,718,174.29
		(g) Class A-IO-2 *	$ 1,024.64	$ -	$ 1,719,198.93
	6	Payment of Interest Distribution Amount to Class B Securities:
		(a) Class B	$ 326,198.65	$ -	$ 2,045,397.58

7	Payment of Interest Distribution Amount to Class C Securities:
	(b) Class C	$ 346,388.39	$ -	$ 2,391,785.97
8	Payment to Reserve Account up to Specified Reserve Account Balance	$ -	$ -	$ -
9	Payment to TERI, to Purchase Rehabilitated Loans	$ -	$ -	$ -
10	Payment of Principal Distribution Amount to Class A Securities:
	(a) Class A-1	$ -	$ -	$ -
	(b) Class A-2	$ -	$ -	$ -
	(c) Class A-3	$ -	$ -	$ -
	(d) Class A-4	$ -	$ -	$ -
	(e) Class A-5	$ -	$ -	$ -
11	Payment of Principal Distribution Amount to Class B Securities:
	(a) Class B	$ -	$ -	$ -
12	Payment of Principal Distribution Amount to Class C Securities:
	(b) Class C	$ -	$ -	$ -
13	Payment of any Unreimbursed Advances:	$ -	$ -	$ -
	(a) Payment of Trust Expenses	$ -	$ -	$ -
	(b) Payment of Servicing Fees	$ -	$ -	$ -
	(c) Payment of Administration Fees	$ -	$ -	$ -
	(d) Payment of Irish Paying Agent	$ -	$ -	$ -
	(e) Payment of Back-up Administration Fees	$ -	$ -	$ -
	(f) Payment to First Marblehead Corporation	$ -	$ -	$ -
14	Remaining Amounts of Principal, if below condition is in effect?	$ -	$ -	$ -
	(a) Is a Turbo Trigger in effect?	No
15	Payment of any Unpaid Prepayment Penalties to Class A-5 Noteholders	$ -	$ -	$ -
16	To FMC, any unpaid and accrued structuring advisory fees and then to the Certificateholders	$ -	$ -	$ -
* 29 days of interest will be paid to the Grantor Trust and 30 days of interest will be paid from the Grantor Trust

National Collegiate Student Loan Trust 2005-3

IV	Parity Calculations (excludes TERI Pledge Fund)				11/30/05		12/31/05

	1	Senior Parity (Pool Balance + Trust Accounts / Class A Securities) (a)			105.89%		105.11%
	2	Total Parity (Pool Balance + Trust Accounts / Securities) (a)			95.31%		94.61%
(a) Parity ratio calculations includes all Securities

The Total Parity ratio, as calculated pursuant to definitions stipulated in the Trust Documents, increased from 94.52% at the time of
October 12, 2005 securitization to 94.61% on December 31, 2005. On November 30, 2005, the Total Parity ratio was 95.31%. The Total
Parity ratios for all three reporting dates are in line with management's expectations. The Total Parity ratio at November 30, 2005 was positively impacted by the fact that interest accrued for the month of November 2005 was properly excluded from the parity calculation denominator, as required by the Trust Documents. At the same time, the cash required to make the December 2005 interest payment was available at November 30, 2005, and properly included in the Total Parity ratio numerator, thereby increasing the Total Parity ratio at
November 30, 2005. On December 27, 2005, the Trust made the first interest payment of 76 days interest. Future interest payments will be made each Distribution Date to satisfy interest obligations for the previous month's interest period only.

V	Portfolio Characteristics by Payment Status

			WAC		# of Loans		%		Principal Amount		%

Payment Status			11/30/05	12/31/05	11/30/05	12/31/05	11/30/05	12/31/05	11/30/05	12/31/05	11/30/05	12/31/05
Interim (1)
	In School		8.11%	7.86%	92,603	91,077	89.94%	88.59%	$ 1,121,330,879.61	$ 1,104,711,445.88	90.22%	89.05%
Total Interim					92,603	91,077	89.94%	88.59%	$ 1,121,330,879.61	$ 1,104,711,445.88	90.22%	89.05%
Repayment
	Active
		Current	7.65%	7.51%	9,998	11,062	9.71%	10.76%	$ 117,629,559.06	$ 128,724,421.15	9.46%	10.38%
		31-60 Days Delinquent	7.53%	7.90%	86	239	0.08%	0.23%	$ 832,474.84	$ 2,436,928.86	0.07%	0.20%
		61-90 Days Delinquent	7.66%	8.13%	68	101	0.07%	0.10%	$ 968,998.54	$ 1,087,967.88	0.08%	0.09%
		91-120 Days Delinquent	7.67%	7.82%	34	52	0.03%	0.05%	$ 388,805.54	$ 626,621.89	0.03%	0.05%
		121-150 Days Delinquent	7.01%	7.76%	13	17	0.01%	0.02%	$ 93,881.20	$ 257,995.46	0.01%	0.02%
		151-180 Days Delinquent	6.92%	7.08%	2	6	0.00%	0.01%	$ 11,172.00	$ 42,817.24	0.00%	0.00%
		> 180 Days Delinquent	6.27%	6.72%	1	3	0.00%	0.00%	$5,099.36	$ 16,271.36	0.00%	0.00%

	Forbearance		7.30%	7.24%	157	255	0.15%	0.25%	$ 1,588,703.47	$ 2,711,497.58	0.13%	0.22%
Total Repayment					10,359	11,735	10.06%	11.41%	$ 121,518,694.01	$ 135,904,521.42	9.78%	10.95%

Grand Total	102,962	102,812	100.00%	100.00%	$ 1,242,849,573.62	$ 1,240,615,967.30	100.00%	100.00%

(1) Loans in Interim Status have not yet had a scheduled payment.

National Collegiate Student Loan Trust 2005-3

VI	Portfolio Characteristics by Borrower Type and School Type

		11/30/05		12/31/05
Borrower Type		Principal Amount	%	Principal Amount	%
Creditworthy Cosigned Loans		$ 999,119,833.36	80.39%	$ 997,440,908.49	80.40%
Creditworthy Non-Cosigned Loans		$ 206,944,015.49	16.65%	$ 206,306,424.63	16.63%
Creditready Loans		$ 36,785,724.77	2.96%	$36,868,634.18	2.97%
Total		$ 1,242,849,573.62	100.00%	$ 1,240,615,967.30	100.00%

		11/30/05		12/31/05
School Type		Principal Amount	%	Principal Amount	%
2 Year Private		$ 17,115,080.42	1.38%	$17,092,126.26	1.38%
2 Year Public		$ 125,161,669.22	10.07%	$ 124,919,280.01	10.07%
4 Year Private		$ 322,096,299.69	25.92%	$ 321,709,223.74	25.93%
4 Year Public		$ 496,777,468.09	39.97%	$ 495,859,302.78	39.97%
Graduate		$ 169,499,588.85	13.64%	$ 169,344,363.42	13.65%
K-12		$ 29,581,793.88	2.38%	$29,245,523.62	2.36%
Proprietary		$ 82,617,673.47	6.65%	$82,446,147.47	6.65%
Other		$-	0.00%	$-	0.00%
Total		$ 1,242,849,573.62	100.00%	$ 1,240,615,967.30	100.00%

VII	Default Detail

				11/30/05	12/31/05
				Principal Amount	Principal Amount
A.	Cumulative Claims Filed to TERI(1)			$137,351.51	$201,028.23

B.	Cumulative Gross Default Rate (2)			0.11%	0.14%

C.	Claims Cancelled (Non-Default)			$-	$ -

D.	Cumulative Default Rate after Claims Cancelled (3)			0.11%	0.14%

E.	Cumulative Claim Payments Made by TERI	$ 37,531.05	$ 123,117.66

F.	Claims in Process	$ 99,820.46	$ 77,910.57

G.	Cumulative net loss, claims rejected, aged 24 months or more	$-	$ -

H.	Is TERI Principal Trigger in effect?	No	No
	Is TERI Turbo Trigger in effect?	No	No

(1)	Cumulative principal balance of student loans subject to a TERI guaranty event as of the last day of the Collection Period.
(2)	Section VII.A divided by the principal balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the Trust.
(3)	Section VII.A adjusted by ( C ) Claims Cancelled and returned to a non-default status divided by the cumulative principal balance defined in footnote (2).